

                                                                                                               EXHIBIT (21)

                                                SPRINT CORPORATION
                                            SUBSIDIARIES OF REGISTRANT


Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------

Carolina Telephone and Telegraph Company                                     North Carolina              100
     Carolina Telephone Long Distance, Inc.                                  North Carolina              100
     NOCUTS, Inc.                                                             Pennsylvania               100
     SC One Company                                                              Kansas                  100

Centel Corporation                                                               Kansas                91.4(1)
     Centel Capital Corporation                                                 Delaware                 100
     Centel Credit Company                                                      Delaware                 100
     Centel Directory Company                                                   Delaware                 100
         The CenDon Partnership                                           Illinois Partnership            50
     Centel-Texas, Inc.                                                          Texas                   100
         Central Telephone Company of Texas                                      Texas                   100
     Central Telephone Company                                                  Delaware               97.9(2)
         Central Telephone Company of Illinois                                  Illinois                 100
         Central Telephone Company of Virginia                                  Virginia                 100
         Sprint-Florida, Incorporated                                           Florida                  100
             United Telephone Communications Systems, Incorporated              Florida                  100
             United Telephone Long Distance, Incorporated                       Florida                  100

C FON Corporation                                                               Delaware                 100

DirectoriesAmerica, Inc.                                                         Kansas                  100
     Sprint Publishing & Advertising, Inc.                                       Kansas                  100

LD Corporation                                                                   Kansas                  100




----------------------------
(1)  Sprint Corporation owns all of the common stock.  The voting preferred stock is held by 11 Sprint subsidiaries.
(2)  Centel Corporation owns all of the common stock.







                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of            By Its
                                                                            Incorporation or          Immediate
                                Name                                          Organization             Parent
---------------------------------------------------------------------- --------------------------- ----------------

North Supply Company                                                              Ohio                   100
     Northstar Transportation, Inc.                                              Kansas                  100
     North Supply Chile, S.A.                                                    Chile                   18
     North Supply Company of Lenexa                                             Delaware                 100
     North Supply International, Ltd.                                            Kansas                  100
     NSC Advertising, Inc.                                                       Kansas                  100
     Sprint Products Group, Inc.                                                 Kansas                  100

Sprint Asian American, Inc.                                                      Kansas                  100
     Asian American Communications, L.L.C.                                       Kansas                 25.5

Sprint Capital Corporation                                                      Delaware                 100

SprintCom, Inc.                                                                  Kansas                  100

Sprint Communications of Michigan, Inc.                                         Michigan                 100

Sprint Credit General, Inc.                                                      Kansas                  100

Sprint Credit Limited, Inc.                                                      Kansas                  100

Sprint Healthcare Systems, Inc.                                                  Kansas                  100

Sprint International Holding, Inc.                                               Kansas                  100
     Sprint Cayman Holding, Ltd.                                             Cayman Islands              100
         Shanghai Cayman Holding, Ltd.                                       Cayman Islands              100

Sprint Mid-Atlantic Telecom, Inc.                                            North Carolina              100

Sprint Minnesota, Inc.                                                         Minnesota                 100

Sprint Missouri, Inc.                                                           Missouri                 100
     SC Eight Company                                                            Kansas                  100

Sprint Paranet, Inc.                                                             Kansas                  100

Sprint Payphone Services, Inc.                                                  Florida                  100

Sprint TELECENTERs Inc.                                                         Florida                  100

Sprint/United Management Company                                                 Kansas                  100

Sprint Ventures, Inc.                                                            Kansas                  100
     Telmex/Sprint Communications, L.L.C.                                       Delaware                 50






                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------

UCOM, Inc.                                                                      Missouri                 100
     Sprint Communications Company L.P.                                   Delaware Partnership           34
         Asian American Communications, L.L.C.                                   Kansas                 23.5
         Call-Net Enterprises, Inc.                                              Canada                  25
         Sprint Communications Company of New Hampshire,Inc.                 New Hampshire               100
         Sprint Communications Company of Virginia, Inc.                        Virginia                 100
         Sprint Licensing, Inc.                                                  Kansas                  100
         USST of Texas, Inc.                                                     Texas                   100
     SprintCom Equipment Company L.P.                                     Delaware Partnership           49
     Sprint Enterprises, L.P.                                             Delaware Partnership           32
         Sprint Spectrum Holding Company, L.P.                            Delaware Partnership           40
             American PCS, L.P.                                           Delaware Partnership          99(3)
                  American PCS Communications, LLC                               Delaware               99(4)
                       APC PCS, LLC                                              Delaware               99(5)
                       APC Realty and Equipment Company, LLC                     Delaware               99(5)
                  American Personal Communications Holdings, Inc.                Delaware                100
                       American PCS Communications, LLC                          Delaware                (6)
                       APC PCS, LLC                                              Delaware                (6)
                       APC Realty and Equipment Company, LLC                     Delaware                (6)
             Cox Communication PCS, L.P.                                  Delaware Partnership           49
             NewTelco, L.P.                                               Delaware Partnership          99(3)
             Sprint Spectrum L.P.                                         Delaware Partnership          99(3)
                  Sprint Spectrum Equipment Company, L.P.                 Delaware Partnership          99(7)
                  Sprint Spectrum Finance Corporation                           Delaware                 100
                  Sprint Spectrum Realty Company, L.P.                    Delaware Partnership          99(7)
                  WirelessCo, L.P.                                        Delaware Partnership          99(7)
         MinorCo, L.P.                                                    Delaware Partnership            40
             American PCS, L.P.                                           Delaware Partnership           (8)
             NewTelco, L.P                                                Delaware Partnership           (8)
             Sprint Spectrum Equipment Company, L.P.                      Delaware Partnership           (8)
             Sprint Spectrum L.P.                                         Delaware Partnership           (8)
             Sprint Spectrum Realty Company, L.P.                         Delaware Partnership           (8)
             WirelessCo, L.P.                                             Delaware Partnership           (8)
         PhillieCo, L.P.                                                  Delaware Partnership            47
     Sprint Global Venture, Inc.                                                 Kansas                  (9)
         Global One Communications Europe, L.L.C.                               Delaware                  33
         Global One Communications GBN Holding, Ltd.                            Ireland                   50
         Global One Communications Holding, B.V.                              Netherlands                 33
             Global One Communications, Ltd.                                    Bulgaria                 100
         Global One Communications, L.L.C.                                      Delaware                  50
         Global One Communications Operations, Ltd.                             Ireland                   33
         Global One Communications Service, B.V.                              Netherlands                 33
         Global One Communications World Holding, B.V.                        Netherlands                 50
         Global One Communications World Operations, Ltd.                       Ireland                   50
         Global One Communications World Service, B.V.                        Netherlands                 50
     UC PhoneCo, Inc.                                                            Kansas                  100
         Sprint Enterprises, L.P.                                         Delaware Partnership            17
----------------------------------
(3)  Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.
(4)  American PCS, L.P. holds the general partnership interest of greater than 99%.
(5)  American PCS Communications, LLC holds the general partnership interest of greater than 99%.
(6)  American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.
(7)  Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.
(8)  MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.
(9)  Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.





                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------

United Telephone Company of the Carolinas                                    South Carolina              100
     SC Two Company                                                              Kansas                  100
     United Telephone Long Distance, Inc.                                    South Carolina              100

United Telephone Company of Eastern Kansas                                      Delaware                 100
     Sprint/United Midwest Management Services Company                           Kansas                   20
         United Teleservices, Inc.                                               Kansas                  100

United Telephone Company of Florida                                             Florida                  100
     Vista-United Telecommunications                                            Florida                   49

United Telephone Company of Indiana, Inc.                                       Indiana                  100
     SC Four Company                                                             Kansas                  100

United Telephone Company of Kansas                                               Kansas                 99(10)
     Sprint/United Midwest Management Services Company                           Kansas                   80

United Telephone Company of New Jersey, Inc.                                   New Jersey                100

United Telephone Company of the Northwest                                        Oregon                  100

United Telephone Company of Ohio                                                  Ohio                   100
     SC Five Company                                                             Kansas                  100
     United Telephone Communications Services of Ohio, Inc.                       Ohio                   100
     United Telephone Long Distance, Inc.                                         Ohio                   100
         Sprint Alarm Monitoring Services, Inc.                                   Ohio                   100
     United Telephone Long Distance of Indiana, Inc.                            Indiana                  100

United Telephone Company of Pennsylvania, The                                 Pennsylvania               100
     SC Six Company                                                              Kansas                  100
     United Telephone Long Distance, Inc.                                     Pennsylvania               100
     Valley Network Partnership                                           Virginia Partnership            20

United Telephone Company of Southcentral Kansas                                 Arkansas                 100

United Telephone Company of Texas, Inc.                                          Texas                   100
     SC Seven Company                                                            Kansas                   50

United Telephone Company of the West                                            Delaware                 100

----------------------------------
(10) Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.




                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------

United Telephone-Southeast, Inc.                                                Virginia                 100
     SC Three Company                                                            Kansas                  100
     United Telephone Long Distance, Inc.                                      Tennessee                 100
     UTLD, Inc.                                                                 Virginia                 100
     Valley Network Partnership                                           Virginia Partnership            20

US Telecom, Inc.                                                                 Kansas                  100
     ASC Telecom, Inc.                                                           Kansas                  100
     LCF, Inc.                                                                 California                100
     SC Seven Company                                                            Kansas                   50
     Sprint Communications Company L.P.                                   Delaware Partnership            59
     SprintCom Equipment Company L.P.                                     Delaware Partnership            51
     Sprint Enterprises, L.P.                                             Delaware Partnership            33
     Sprint Global Venture, Inc.                                                 Kansas                  (9)
     Sprint Iridium, Inc.                                                        Kansas                  100
         Iridium U.S., L.P.                                               Delaware Partnership            27
     United Telecommunications, Inc.                                            Delaware                 100
     US Telecom of New Hampshire, Inc.                                       New Hampshire               100
     UST PhoneCo, Inc.                                                           Kansas                  100
         Sprint Enterprises, L.P.                                         Delaware Partnership            18

Utelcom, Inc.                                                                    Kansas                  100
     Private TransAtlantic Telecommunications System, Inc.                      Delaware                 100
         Private Trans-Atlantic Telecommunications System (N.J.),
             Inc.                                                              New Jersey                100
     Sprint Communications Company L.P.                                   Delaware Partnership            4
     Sprint Global Venture, Inc.                                                 Kansas                  (9)
     Sprint International Incorporated                                          Delaware                 100
         Consortium Communications International, Inc.                          New York                 100
         Dial - The Israeli Company for International Communication
             Services LTD                                                        Israel                  54.4
         Sprint FON Inc.                                                        Delaware                 100
         Sprint Global Venture, Inc.                                             Kansas                   86
         Sprint International Caribe, Inc.                                    Puerto Rico                100
         Sprint International Communications Corporation                        Delaware                 100
             Sprint Communications Company L.P.                           Delaware Partnership            2
             Sprint Global Venture, Inc.                                         Kansas                   13
------------------------------------------
(9)  Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.





                                                                                                               EXHIBIT (21)

SUBSIDIARIES OF REGISTRANT (continued)


                                                                                                      Ownership
                                                                                                    Interest Held
                                                                            Jurisdiction of             By Its
                                                                            Incorporation or       Immediate Parent
                                Name                                          Organization
---------------------------------------------------------------------- --------------------------- -----------------

Utelcom, Inc. (continued)
         Sprint International Construction Company                              Delaware                 100
         Sprint Israel Cellular, Inc.                                           Delaware                 100
         Sprint R.P. Telekom Sp. z o.o.                                          Poland                   50
         Sprint Telecommunications France Inc.                                  Delaware                 100
         Sprint Telecommunications Services GmbH                                Germany                  100
         Sprint Telecommunications (UK) Limited                                 Delaware                 100
